Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Classes of current inventories [abstract]
Raw materials and consumables	¥ 2,452,349	$ 354,242	¥ 2,122,239
Work in progress	25,078	3,623	24,577
Finished goods	3,088,062	446,071	2,507,632
Total inventories at the lower of cost and net realizable value	¥ 5,565,489	$ 803,936	¥ 4,654,448